SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 31, 2003
                                                ----------------------

                             Heilig-Meyers Company
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Virginia                     1-8484             54-0558861
 ---------------------------       ------------      ------------------
(State or other jurisdiction       (Commission         (IRS Employer
    of incorporation)              file number)      Identification No.)


12501 Patterson Avenue, Richmond, Virginia              23233
--------------------------------------------           ----------
  (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code        (804) 784-7500
                                                    ------------------------

                            N/A
------------------------------------------------------------
(Former name or former address, if changed since last report

Item 5.   OTHER EVENTS

         On August 16, 2000, Heilig-Meyers Company and certain of its subsidiaries (collectively, "the Debtors") filed voluntary petitions for relief under Chapter 11, Title 11 of the United States Bankruptcy Code with the United States Bankruptcy Court ("Bankruptcy Court") for the Eastern District of Virginia, case number 00-34533. On January 31, 2003 the Debtors submitted to the Bankruptcy Court their summary financial information for the month and fiscal year-to-date ended December 31, 2002, a copy of which is attached hereto as Exhibit 99.1.


ITEM 7.   EXHIBITS

          (c)  Exhibits

          99.1 Summary financial information for the month and fiscal year-to-date ended December 31, 2002 as filed with the United States Bankruptcy Court for the Eastern District of Virginia.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            HEILIG-MEYERS COMPANY

Date:  February 14, 2003                      By: /s/Ronald L. Barden
                                            ----------------------------
                                            Ronald L. Barden
                                            Managing Director of
                                            Reorganization

                                                                   EXHIBIT 99.1


                              HEILIG-MEYERS COMPANY
                           CONSOLIDATED BALANCE SHEET
                             (Amounts in thousands)
                                   (Unaudited)


                                                December 31,   February 28,
                                                    2002          2002
    ASSETS                                      ------------   -----------

    Current Assets:
    Cash                                         $    9,591    $    7,688
    Accounts Receivable, Net                             --            --
    Inventories                                      48,236        46,818
    Other Receivables                                 4,554         8,199
    Prepaid Expenses                                  3,176         2,429
                                                  ---------     ---------
    Total Current Assets                             65,557        65,134
                                                  ---------     ---------

    Land and Buildings                               19,988        22,821
    Fixtures, Furniture and Vehicles                  9,781         9,077
    Leasehold Improvements                           23,473        23,132
    Construction in Progress                              2            --
                                                  ---------     ---------
    Total Property and Equipment                     53,244        55,030
    Accumulated Depreciation and Amortization        21,628        18,972
                                                  ---------     ---------
    Property and Equipment, Net                      31,616        36,058
                                                  ---------     ---------

    Other Assets                                    104,097       125,554
                                                  ---------     ---------
    TOTAL ASSETS                                 $  201,270    $  226,746
                                                  =========     =========

    LIABILITIES AND STOCKHOLDERS' DEFICIT

    Current Liabilities:
    DIP Facilities - Revolving Facility          $       --    $       --
    Accounts Payable                                  4,532         2,842
    Accrued Expenses                                 25,273        31,042
    Income Tax Currently Payable                        122           766
    Deferred Revenue                                  5,256         8,180
                                                  ---------     ---------
    Total Current Liabilities                        35,183        42,830
                                                  ---------     ---------

    DIP Facilities - Term Facility                       --            --
    Deferred Income Taxes                                --            --
    Liabilities Subject to Compromise               711,976       718,972

    Commitments and Contingencies

    Stockholders' Deficit:
    Common Stock                                    121,526       121,525
    Capital in Excess of Par Value                  240,871       240,871
    Retained Deficit                               (908,286)     (897,452)
                                                  ---------     ---------
    Total Stockholders' Deficit                    (545,889)     (535,056)
                                                  ---------     ---------
    TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT  $  201,270    $  226,746
                                                  =========     =========

                              HEILIG-MEYERS COMPANY
                    CONSOLIDATED INTERNAL OPERATING STATEMENT
                (Amounts in thousands, except earnings per share)
                                   (Unaudited)

                                           One Month Ended    Ten Months Ended
                                          December 31, 2002   December 31, 2002
                                         ------------------  ------------------

Sales                                              $ 24,119          $ 275,526
Costs of Sales                                       13,429            150,858
                                                    -------            --------
    Maintained Margin                                10,690            124,668


Other Income                                          1,783             21,385
                                                    -------            --------
    Total Income                                     12,473            146,053


Selling, General & Administrative Expense            12,930            144,288
Interest Expense                                         42                528
                                                    -------            --------
    Total Operating Expense                          12,972            144,816

Operating Income Before Reorganization Items,
  Delivered Sales Adjustment and Income Taxes          (499)             1,237

Reorganization Items:
  Store and Distribution Center Exit Costs               (0)              (245)
  Credit Operations Exit Costs                           --                 --
  Asset Impairment                                       --             (7,797)
  Interest Income                                        --                 --
  Trustee Fees                                           --                (34)
  Professional Fees                                    (737)            (4,751)
                                                    -------            --------
     Total Reorganization Items                        (737)           (12,827)

Delivered Sales Adjustment                            1,227                756
                                                    -------            --------
Income (Loss) Before Income Taxes                        (9)           (10,834)
Income Taxes                                             --                 --
                                                    -------            --------
Net Income (Loss)                                  $     (9)          $(10,834)
                                                    =======            ========

Income (Loss) per Share                            $  (0.00)         $   (0.18)

Diluted Shares                                       60,763             60,763

                             HEILIG-MEYERS COMPANY
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                             (Amounts in thousands)
                                  (Unaudited)

                                           One Month Ended    Ten Months Ended
                                           December 31, 2002  December 31, 2002
                                          ------------------  ------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income                                       $     (9)          $ (10,834)
Adjustments to reconcile net income to net cash
 provided by (used in) operating activities:
   Depreciation and amortization                      307               2,992
   Reorganization items                               738              12,755
   Change in operating assets and liabilities:
       Accounts receivable                             --                  --
       Other receivables                              903               4,252
       Inventories                                   (381)             (1,418)
       Prepaid expenses                               (45)               (580)
       Deferred taxes                                  --                  --
       Deferred revenue                            (1,396)             (2,924)
       Accounts payable                             1,816                 208
       Accrued expenses                            (2,537)             (4,631)
                                                 ---------           ---------
Net cash provided by (used in)
  operating activities                               (605)               (180)
                                                 ---------           ---------

CASH FLOWS RELATED TO INVESTING ACTIVITIES:
  Additions to property and equipment                 (63)             (1,129)
  Disposals of property and equipment                  --               2,550
  Proceeds from dispositions of fixed
    assets - reorganization                            --               1,710
  Miscellaneous investments                           (12)             10,726
                                                 ---------           ---------
Net cash provided by investing activities             (75)             13,857
                                                 ---------           ---------

CASH FLOWS RELATED TO FINANCING ACTIVITIES:
  Decrease in notes payable, net                       --                  --
  Payments of long-term debt                           --                  (4)
  DIP proceeds (payments) - Revolving Facility         --                  --
  DIP proceeds (payments) - Term Facility              --                  --
  Restricted cash                                      --             (11,770)
                                                 ---------           ---------
Net cash provided by (used in)
  financing activities                                 --             (11,774)
                                                 ---------           ---------
Net increase in cash                                 (680)              1,903
Cash at beginning of period                        10,271               7,688
                                                 ---------           ---------
Cash at end of period                           $   9,591         $     9,591
                                                 =========           =========